                                                                    Exhibit 99.8

BAFC 05-2 - PRICE/YIELD - 1A8

Balance        $3,860,000.00   Delay           24            WAC(1)     5.92626    WAM(1)       356
Coupon         5.5             Dated           3/1/2005      NET(1)     5.66876    WALA(1)        3
Settle         3/31/2005       First Payment   4/25/2005

Price                                        1                  2                 3                  4                 5
                                         Yield              Yield             Yield              Yield             Yield

                   98-08.000             5.663              5.676             5.770              5.891             6.036
                   98-09.000             5.660              5.674             5.766              5.884             6.025
                   98-10.000             5.658              5.671             5.761              5.876             6.014
                   98-11.000             5.656              5.668             5.756              5.869             6.003
                   98-12.000             5.654              5.666             5.751              5.861             5.992
                   98-13.000             5.651              5.663             5.747              5.853             5.982
                   98-14.000             5.649              5.661             5.742              5.846             5.971
                   98-15.000             5.647              5.658             5.737              5.838             5.960
                   98-16.000             5.644              5.655             5.732              5.831             5.949
                   98-17.000             5.642              5.653             5.728              5.823             5.938
                   98-18.000             5.640              5.650             5.723              5.816             5.927
                   98-19.000             5.638              5.648             5.718              5.808             5.916
                   98-20.000             5.635              5.645             5.713              5.801             5.906

       Spread @ Center Price                82                 92               131                168               202
                         WAL            27.874             21.323             8.574              4.926             3.271
                    Mod Durn             13.83              12.18              6.64               4.19              2.91
            Principal Window     Aug32 - Jul33      Jan25 - Feb28     Dec12 - Nov14      Nov09 - Jun10     May08 - Aug08

                    CMT_10YR             4.523              4.523             4.523              4.523             4.523
                      Prepay             0 PSA            100 PSA           300 PSA            500 PSA           800 PSA
         Optional Redemption           Call (N)           Call (N)          Call (N)           Call (N)          Call (N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR  30YR
                             Yld 3.068 3.711 3.903 4.175 4.523 4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.